Schedule 14C Information

Information Statement Pursuant to Section 14(c) of

the Securities Exchange Act of 1934

Check the appropriate box:

☐   Preliminary Information Statement

☐   Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒   Definitive Information Statement

GALA GLOBAL INC.

(Name of Registrant As Specified In Its Charter)

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☐   Fee paid previously with preliminary materials.

☐   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SCHEDULE 14C INFORMATION	Page 2 of 5

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF GALA GLOBAL INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

SCHEDULE 14C INFORMATION STATEMENT
Pursuant to Regulation 14C of the Securities Exchange Act
of 1934 as amended

Gala Global Inc.
2780 South Jones Blvd. #3725

Las Vegas, Nevada 89146

January 5, 2018

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION

This Information Statement (the "Information Statement") has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the holders (the "Stockholders") of the common stock, par value $.001 per share (the "Common Stock"), of Gala Global Inc., a Nevada Corporation (the "Company"), to notify such Stockholders that on or about November 30, 2017, the Company received a majority written consent in lieu of a meeting of Stockholders from holders of the Company in accordance with Nevada Corporate Law. The holders authorized the following:

•	to change the name of the Company to "Gala Pharmaceutical Inc." (the "Name Change").

On November 30, 2017, the Board of Directors of the Company approved the Name Change, subject to Stockholder approval.

On November 30, 2017, the Majority Stockholders approved the Name Change by written consent in lieu of a meeting in accordance with the Nevada Revises Statutes. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Name Change (“Current Action”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

Date: January 5, 2018	For the Board of Directors of

GALA GLOBAL INC.

By; /s/ Maqsood Rehman
Maqsood Rehman, CEO, President

SCHEDULE 14C INFORMATION	Page 3 of 5

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board believes that the Current Action is in the best interest of the Company and the Stockholders as the Name Change will better reflect the nature of the Company's new business direction.

The Board approved the Current action on November 30, 2017 and the Majority Stockholders approved the action on November 30, 2017 as well.

ACTIONS TO BE TAKEN

This Information Statement contains a brief summary of the current of the material aspects of the actions approved by Board and the Majority Stockholders.

AMENDMENT OF ARTICLES OF INCORPORATION

The Board of Directors has determined that the Company intends to provide agricultural and pharmaceutical customers with plant genomic research, genomic breeding, specialty genomic products and laboratory services. This strategy will align Gala Global Inc. with the biopharmaceutical and pharmaceutical services markets. The Company’s business strategy entails the use of proprietary equipment and techniques to ensure the genetic fingerprint of each plant is identical and is cultivated in a controlled environment, significantly reducing the variability of each plants yield. The Company will provide cGMP (Good Manufacturing Practices) production of Active Pharmaceutical Ingredients (API) for use in clinical trials required to make effectiveness claims for varying medical conditions. The Name Change to Gala Pharmaceutical Inc. better reflects the nature of the Company's new business direction.

On November 30, 2017, the Company's Board of Directors and the Majority Stockholders owning a majority of the Company's voting securities approved a resolution authorizing the Company to amend the Articles of Incorporation to change the Company's name to Gala Pharmaceutical Inc. The Board believes that the Name Change better reflects the nature of the Company's anticipated operations.

The Company's filed Certificate of Amendment to the Articles of Incorporation filed with the State of Nevada reflecting the name change on December 5, 2017 and is attached to this Information statement as Exhibit A. The effectiveness of the name change will be on the date that is twenty (20) days following the filing and mailing of the Definitive Information Statement to Stockholders of Record.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the "1934 Act Filings") with the Securities and Exchange Commission (the "Commission"). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, NM., Washington, DC 20549, Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

The following documents as filed with the Commission by the Company are incorporated herein by reference:

I.	Annual Report on Form 10-K and Form 10-K/A for the year ended November 30, 2016; and

2.	Quarterly Reports on Form 10-Q for the quarters ended February 28, 2017, May 31, 2017 and August 31, 2017.

The Company shall provide, without charge, to each person to whom an Information Statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one (1) business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in the Information Statement (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the Information Statement incorporates), and the address and telephone numbers to which such a request is to be directed.

SCHEDULE 14C INFORMATION	Page 4 of 5

OUTSTANDING VOTING SECURITIES

As of the day of the consent by the Majority stockholders, November 30, 2017, our authorized capital stock consists of 500,000,000 shares of Common Stock, par value $0.001 per share, of which 42,201,590 shares were outstanding and 10,000,000 shares of preferred stock with a par value of $0.001 per share of which 500,000 shares were issued and outstanding. Each preferred share has voting rights equivalent to 500 shares of common stock.

On November 30, 2017, the holders of the 500,000 preferred shares (equivalent to 250,000,000 voting common shares, or approximately 85.6% of the then outstanding plus the voting preferred) executed and delivered to the Company a written consent approving the Current Action. As the Current Action was approved by the Majority Stockholders, consisting of James Haas (also voting the Greengro Technologies, Inc. preferred shares), 166,667,000 shares, and Owen Naccarato, 83,333,000 shares, no proxies are being solicited with this Information Statement.

The Nevada Revised Statutes provides that unless the Company’s Articles provides otherwise, Stockholders may take action without a meeting of stockholders and without prior notice if a consent in writing, setting forth the action so taken, is signed by the Stockholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following information table sets forth certain information regarding the Company's common stock owned on November 30, 2017 by (i) each who is known by the Company to own beneficially more than 5% of its outstanding Common Stock, (ii) each director and officer, and (iii) all officers and directors as a group:

	Common Stock		Series A Preferred
	Number of		Number of
	Shares		shares
	Beneficially	Percentage	Beneficially	Percentage
Name of Beneficially Owned	Owned	of Class	Owned	of Class
James Haas (1)
15406 Escalona Road
La Mirada, CA 90638	10,000,000	23.60%	333,334	66.70%

Timothy J. Madden
2022 21st Street
Cuyahoga Falls, OH 44223	6,433,333	15.20%

Romina Martinez
4860 Casa Bonita CT.
Bonita, CA 91902	1,500,000	3.50%

Owen Naccarato
77 Eaglecreek
Irvine, CA 92618	10,352,131	24.40%	166,666	33.30%

Maqsood Rehman
2134 Deer Springs Lane
Brea, CA 92821	1,500,000	3.50%

Allison Hess
402 W. Broadway, 25th Floor
San Diego, CA 92201	1,525,000	3.60%

All Directors and Officers as a Group	4,525,000	10.60%

(1) James Haas's beneficially owned preferred shares includes the 75,000 preferred shares owed by Greengro Technologies, Inc. Mr. Haas was granted Greengro's voting rights for purposes of this Company Action. Mr. Haas beneficially owns the Haas, Inc. common shares as well.

SCHEDULE 14C INFORMATION	Page 5 of 5

DISSENTER'S RIGHTS OF APPRAISAL

The Stockholders have no right under Nevada Corporate Law, the Company's Articles of Incorporation consistent with above, or ByLaws to dissent from any of the provisions adopted in the Amendment.

EFFECTIVE DATE OF NAME CURRENT ACTION

Pursuant to Rule 14c-2 under the Exchange Act, the Current Action shall not be affective until a date at least twenty (20) days after the date on which the Definitive Information Statement has been mailed to the Stockholders. The Company anticipates that the action contemplated hereby will be effected on or about the close of business on January 29, 2018. This Information Statement is being mailed on or about January 9, 2018, to all Stockholders of record as of the Record Date.

MISCELLANEOUS MATTERS

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the above action. Your consent to the above action is not required and is not being solicited in connection with this action.

The Board of Directors has fixed the close of business on November 30, 2017, as the record date (the “Record Date”) for the determination of Stockholders who are entitled to receive this information Statement.

This Information Statement is being provided to you pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder.

Pursuant to the requirements of the Securities Exchange Act of 1934, Gala Global Inc. has duly caused this report to be signed by the undersigned hereunto authorized.

Gala Global Inc.

By: /s/ Maqsood Rehman

Maqsood Rehman

Exhibit A